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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 30, 2004



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)


              Delaware                                001-15603                             22-2906892
      (State of Incorporation)                (Commission File Number)                     (IRS Employer
                                                                                        Identification No.)



            2950 North Loop West, 7th Floor                                  77092
                    Houston, Texas                                         (Zip Code)
       (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292




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ITEM 2.05     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         On December 30, 2004, the Board of Directors committed NATCO Group Inc. to a restructuring plan with the intent of simplifying our corporate structure by streamlining the corporate organization and reducing operating costs. Effective January 1, 2005, we will restructure our business segments by end-use markets and related technologies into three segments: Gas Technologies, Oil & Water Technologies and Automation & Controls. As a result of these changes and others, we expect to benefit from greater efficiencies and revenue growth while immediately pursuing cost reduction initiatives designed to reduce expenses by at least $10 million over the next 12-18 months, half of which are expected to be realized in 2005. The plan includes workforce reductions, primarily involving our UK operations. We expect to record severance and other costs primarily in the fourth quarter of 2004 and first quarter of 2005 approximating $2.5 million, pre-tax, and may incur additional severance and other expenses in future periods as these initiatives become fully implemented. We expect to complete the plan in the second quarter of 2005.

         A copy of our January 3, 2005 press release with respect to various corporate announcements, including the proposed reorganization, is attached as
Exhibit 99.1 and is incorporated by reference into this Item 2.05.

         Statements made in this report that are forward-looking in nature are intended to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and may involve risks and uncertainties. Forward-looking statements include statements regarding future events or the future performance of NATCO Group Inc., including but not limited to statements regarding our ability to reduce operating expenses and the amount of severance costs. These statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these statements. Readers are referred to our documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which identify significant risk factors that could cause actual results to differ from those contained in the forward-looking statements. We assume no obligation to update this information, except as may be required by law.

ITEM 7.01     REGULATION FD DISCLOSURE.

         We issued a press release on January 3, 2005 with respect to our proposed restructuring, certain growth and cost initiatives and earnings guidance for 2005. A copy of this press release is attached to this report as
Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         c)       Exhibits.

EXHIBIT NO.                DESCRIPTION

99.1                       Press Release dated January 3, 2005.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 4, 2005             NATCO Group Inc.



                                    By:  /s/ John U. Clarke
                                      ---------------------------------------
                                         John U. Clarke
                                         Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION

   99.1                Press Release dated January 3, 2005.